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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    June 20, 1997
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                                    UST Inc.
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               (Exact Name of Registrant as Specified in Charter)

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
         Delaware                                      0-17506                             06-1193986
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 (State or Other Jurisdiction                        (Commission                         (IRS Employer
         of Incorporation)                           File Number)                       Identification No.)
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 100 West Putnam Avenue, Greenwich, Connecticut                        06830
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code   (203) 661-1100
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ITEM 5.           OTHER EVENTS.

        On June 20, 1997, Registrant's subsidiary, United States Tobacco Company, along with other companies in the United States tobacco industry, executed a Memorandum of Understanding (the "Memorandum") to support the adoption of federal legislation incorporating the features described in the proposed resolution attached to the Memorandum. The Memorandum and the proposed resolution are filed herewith as Exhibit 10 and incorporated herein by reference. Also on June 20, 1997, United States Tobacco Company issued a press release regarding the proposed resolution which is filed herewith as Exhibit 20 and incorporated herein by reference.

        The proposed resolution, if enacted into law, would achieve a resolution of many of the regulatory and litigation issues affecting the United States tobacco industry and, thereby, reduce uncertainties facing the industry and increase stability in business and capital markets. However, if such legislation were enacted, the financial commitments to be imposed on Registrant are expected to be significant, although the precise amount of such commitments cannot be determined at this time. Discussions with other tobacco manufacturers, who were participants in the negotiations which led to the Memorandum, are continuing regarding the allocation of both the initial and subsequent payments and Registrant's commitments related thereto. Depending on the amounts required to be paid by Registrant, as well as a number of other factors, including (i) the timing of any payments and the means used to finance such payments; (ii) the effect of the legislation on the pricing and consumption of smokeless tobacco products; and (iii) the impact of the legislation on Registrant's competitive position in the smokeless tobacco industry, its financial position could be materially adversely affected in the year of implementation and the unit volume, operating revenues and operating income of Registrant could be materially adversely affected in future years. There can be no assurance that legislation reflecting the proposed resolution or any legislation will be enacted.


ITEM 7.           EXHIBITS.

      (c)         Exhibits
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                  10.      Memorandum of Understanding and proposed resolution.

                  20.      United States Tobacco Company's Press Release dated June 20, 1997.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UST Inc.
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                                                   (Registrant)



Date:  July 3, 1997              By: /s/ DEBRA A. BAKER
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                                    Name:   Debra A. Baker
                                    Title:  Senior Vice President and
                                            Secretary



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                                     EXHIBIT INDEX
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Item No.                               Exhibits



10.           Memorandum of Understanding and proposed resolution.

20.           United States Tobacco Company's Press Release dated June 20, 1997.